Exhibit 99.2

Third-Quarter 2010 Earnings Jim Gallogly, Chief Executive Officer Kent Potter, Chief Financial Officer Sergey Vasnetsov, Senior Vice President - Strategic Planning and Transactions October 29, 2010

Disclaimer and Notice The statements in this presentation relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made, and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the ability to comply with the terms of our credit facilities and other financing arrangements; the costs and availability of financing; the ability to maintain adequate liquidity; the ability to implement business strategies; availability, cost and price volatility of raw materials and utilities; supply/demand balances; industry production capacities and operating rates; uncertainties associated with the U.S. and worldwide economies; legal, tax and environmental proceedings; cyclical nature of the chemical and refining industries; operating interruptions; current and potential governmental regulatory actions; terrorist acts; international political unrest; competitive products and pricing; technological developments; risks of doing business outside of the U.S.; access to capital markets; and other risk factors. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in our registration statements, which are available at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission's website at www.sec.gov. This presentation makes reference to certain non-GAAP financial measures, as defined in Regulation G of the U.S. Securities Exchange Act of 1934, as amended. We report our financial results in accordance with U.S. generally accepted accounting principles but believe that certain non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of the company's ongoing operations and are useful for period-over-period comparisons of such operations. These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the financial measures prepared in accordance with GAAP. As a result of the company's emergence from Chapter 11 bankruptcy and the application of fresh-start accounting, the company reported its second quarter financial information for a predecessor period ending on April 30, 2010, the date of emergence, and a successor period after such date in accordance with GAAP. For purposes of this presentation, we have presented "combined" results of operations for the second quarter and nine months ended September 30, 2010. The combined results for the three months ended June 30, 2010 are the sum of (i) the predecessor period of April 1, 2010 through April 30, 2010 and (ii) the successor period of May 1, 2010 through June 30, 2010. For the nine months ended September 30, 2010, the combined results are the sum of (i) the first quarter 2010 results of operations; (ii) the predecessor period of April 1, 2010 through April 30, 2010; (iii) the successor period of May 1, 2010 through June 30, 2010; and (iv) the third quarter 2010 results of operations. The results of operations on the combined basis are non- GAAP because they combine two separate reporting entities. We have included the combined financial information because we believe it gives investors a better understanding of the year-over-year and sequential quarter comparisons. We also include certain other non-GAAP measures, such as EBITDAR, EBITDA, and net debt. While we believe that EBITDAR and EBITDA are measures commonly used by investors, EBITDAR and EBITDA, as presented herein, may not be comparable to a similarly titled measures reported by other companies due to differences in the way the measures are calculated. For purposes of this presentation, EBITDAR means earnings before interest, taxes, depreciation, amortization and restructuring costs, and EBITDA means earnings before interest, taxes, depreciation and amortization. In both cases, the measures include dividends from joint ventures and are adjusted for certain unusual or non-recurring items such as impairments, reorganization items and the effects of mark-to-market accounting on our warrants. EBITDAR and EBITDA should not be considered as alternatives to profit or operating profit for any period as an indicator of our performance, or as alternatives to operating cash flows as a measure of our liquidity. Additionally, we have used "EBITDA(R)" within this presentation to denote a combined period that used both EBITDAR and EBITDA. While we also believe that net debt is a measure commonly used by investors, net debt, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. For purposes of this presentation, net debt means short-term debt plus current maturities of long-term debt plus long-term debt minus cash and cash equivalents. Prior to emergence from Chapter 11,we utilized a combination of First-In, First-Out and Last In-First Out inventory methods for financial reporting. For purposes of evaluating segment results, management reviewed operating results using current cost, which approximates LIFO. As supplementary information, and for our segment reporting, we also provide EBITDAR information on a current cost basis for periods prior to our emergence from Chapter 11. Since emergence from Chapter 11, we have utilized the LIFO inventory methodology and EBITDA information for periods after our emergence is on a LIFO basis The combined financial results and measures that are disclosed in this presentation, including EBITDAR, therefore, use both current cost and LIFO methodologies. Reference to reconciliations of non-GAAP measures to their nearest GAAP financial measures are provided at the end of this presentation. This presentation contains time sensitive information that is accurate only as of the time hereof. Information contained in this presentation is unaudited and is subject to change. We undertake no obligation to update the information presented herein except to the extent required by law.

Third-Quarter Highlights Net income: $467 million; Earnings per share: $0.84 EBITDA: $1,230 million excluding $32 million Lower of Cost or Market (LCM) inventory valuation adjustment Generally steady business conditions Global Olefins & Polyolefins results in line with strong second quarter Net Debt/LTM EBITDA(R)(1): 0.7 New York Stock Exchange listing 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 East 445 571 803 544 640 1403 1230 Quarterly EBITDA(R) Jan 2009 - Sep 2010 1) Represents a combination of predecessor (October 1, 2009 - April 30, 2010) and successor (May 1, 2010 - September 30, 2010) periods. For periods prior to May 1, 2010, EBITDAR is prepared on a current cost inventory basis. For periods beginning on May 1, 2010, and thereafter, EBITDA is prepared using the LIFO (Last-In, First-Out) method of inventory accounting. All EBITDAR and EBITDA figures include joint venture dividends. LTM EBITDA(R) figure excludes $333 million and $32 million LCM inventory charges in 2Q10 and 3Q10, respectively.

LyondellBasell Safety Performance 2003-2010

LyondellBasell Third-Quarter and Year-to-Date 2010 Segment EBITDA(R) Year-to-Date 2010 EBITDA(R) YTD EBITDA(R) (2), (3) $3,273 ex LCM charge YTD Operating Income (2), (3) $2,100 million 3Q10 EBITDA (1) $1,230 million ex LCM charge 3Q10 Operating Income $988 million Third-Quarter 2010 EBITDA 1) EBITDA excludes a $32 million LCM inventory charge. 2) EBITDA(R) excludes a $365 million LCM inventory charge which is represented, in aggregate, by the shaded areas in the chart above. Represents a combination of predecessor (January 1, 2010 - April 30, 2010) and successor (May 1, 2010 - September 30, 2010) periods. 3) For periods prior to May 1, 2010, operating income and EBITDAR are calculated on a current cost inventory basis. For periods beginning on May 1, 2010, and thereafter, operating income and EBITDA are calculated using the LIFO method of inventory accounting. Shaded areas represent LCM charges

Third-Quarter Cash Flow 1) Includes inventories, accounts payable, and accounts receivable. 2) Includes capital and maintenance turnaround spending. (2) (1)

Working Capital and Liquidity Working Capital (1) Liquidity September 30 Statistics Liquidity: ~ $6.1 billion Net Debt: ~ $2.5 billion 1) Beginning in the second quarter 2010, working capital accounts reflect the impact of reorganization and fresh-start accounting adjustments.

Interest Expense Depreciation Expense Cash Fixed Costs Pre-Chapter 11 2407 1911 4557 Post-Chapter 11 730 837 3500 ^= $1.7 billion ^= $1.1 billion (2) (3) (1) Reduced Expenses Since Emergence 1) Pre-chapter 11 refers to 2008 net interest expense. Post-chapter 11 refers to annualized May 2010 - September 2010 net interest expense. 2) Pre-chapter 11 refers to 2008 depreciation expense. Post-chapter 11 refers to annualized May 2010 - September 2010 depreciation expense. 3) Pre-chapter 11 refers to 2008 cash fixed costs. Post-chapter 11 refers to annualized January 2010 - September 2010 cash fixed costs.

Olefins & Polyolefins - Americas Year-to-Date 2010 EBITDA(R) YTD EBITDA(R) (2), (3) $1,377 million ex LCM charges YTD Operating Income (2), (3) $917 million 1) EBITDA excludes an LCM charge of $26 million. 2) Represents a combination of predecessor (January 1, 2010 - April 30, 2010) and successor (May 1, 2010 - September 30, 2010) periods. 3) For periods prior to May 1, 2010, operating income and EBITDAR are calculated on a current cost inventory basis. For periods beginning on May 1, 2010, and thereafter, operating income and EBITDA are calculated using the LIFO method of inventory accounting. Successor period EBITDA excludes an LCM charge of $197 million. 4) Includes an LCM charge of $26 million. 5) Includes LCM charges of $197 million and intradivisional profit elimination. 3Q10 EBITDA (1) $518 million ex LCM charge 3Q10 Operating Income $448 million Third-Quarter 2010 EBITDA (4) (5)

Olefins & Polyolefins – Americas
Highlights and Business Drivers – 3Q10

Third-Quarter 2010 Results

$518 million EBITDA excluding $26 million LCM charge

U.S. Olefins
- Margins declined as market balanced from Q2 tightness
- Ethane remained advantaged
- ~70% of ethylene from NGLs

Polyethylene
- Margin expansion on lower monomer prices

Polypropylene (1)
- Results generally in line with second quarter

Indicative Margins (per CMAI)



(cents/pound)
30
25
20
15
10
5
0
-5
-10
3Q 09
2Q 10
3Q 10
Oct-10
Ethane Margin
Naphtha Margin
HDPE Margin
C2/HDPE Chain



(cents/pound)
8
6
4
2
0
3Q 09
2Q 10
3Q 10
Oct-10
PP Margin

1) Includes Catalloy

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(4) (5) Olefins & Polyolefins - Europe, Asia, International Year-to-Date 2010 EBITDA(R) YTD EBITDA(R) (2), (3) $703 ex LCM charges YTD Operating Income (2), (3) $460 million 3Q10 EBITDA (1) $294 million ex LCM charge 3Q10 Operating Income $231 million Third-Quarter 2010 EBITDA 1) EBITDA excludes an LCM charge of $5 million. 2) Represents a combination of predecessor (January 1, 2010 - April 30, 2010) and successor (May 1, 2010 - September 30, 2010) periods. 3) For periods prior to May 1, 2010, operating income and EBITDAR are calculated on a current cost inventory basis. For periods beginning on May 1, 2010, and thereafter, operating income and EBITDA are calculated using the LIFO method of inventory accounting. Successor period EBITDAR excludes an LCM charge of $10 million. 4) Includes an LCM charge of $5 million. 5) Includes an LCM charge of $10 million.

Olefins & Polyolefins - Europe, Asia, International Highlights and Business Drivers - 3Q10 Third-Quarter 2010 Results $294 million EBITDA excluding $5 million LCM charge Indicative Margins (per CMAI) EU Olefins Butadiene strength Competitor outages Polyethylene Higher volumes, slightly lower margins Polypropylene (1) Higher volumes, moderate margin improvement PP Compounds / PB-1 Continued strong volumes, modest margin improvement 1) Includes Catalloy

Intermediates & Derivatives Highlights and Business Drivers - 3Q10 Propylene Oxide and Derivatives Increased volumes and margins Strong derivative results Intermediates Negatively impacted by unplanned ethylene oxide plant downtime Year-to-Date EBITDA(R) (2), (3) $648 million ex LCM charge Operating Income (2), (3) $473 million Third-Quarter 2010 Results $243 million EBITDA $207 million Operating Income 2010 Quarterly EBITDA(R) 1) Excludes an LCM charge of $25 million. Represents a combination of predecessor (April 1, 2010 - April 30, 2010) and successor (May 1, 2010 - June 30, 2010) periods. 2) Represents a combination of predecessor (January 1, 2010 - April 30, 2010) and successor (May 1, 2010 - September 30, 2010) periods. 3) For periods prior to May 1, 2010, operating income and EBITDAR are calculated on a current cost inventory basis. For periods on and after May 1, 2010, operating income and EBITDA are calculated using the LIFO method of inventory accounting. Successor period EBITDA excludes an LCM charge of $25 million. (1)

Refining & Oxyfuels Year-to-Date 2010 EBITDA(R) YTD EBITDA(R) (2), (3) $373 million ex LCM charge YTD Operating Loss (2), (3) $2 million 3Q10 EBITDA (1) $141 million ex LCM charge 3Q10 Operating Income $83 million Third-Quarter 2010 EBITDA (4) (5) 1) EBITDA excludes an LCM charge of $1 million. 2) Represents a combination of predecessor (January 1, 2010 - April 30, 2010) and successor (May 1, 2010 - September 30, 2010) periods. 3) For periods prior to May 1, 2010, operating income and EBITDAR are calculated on a current cost inventory basis. For periods beginning on May 1, 2010, and thereafter, operating income and EBITDA are calculated using the LIFO method of inventory accounting. Successor period EBITDA excludes an LCM charge of $133 million. 4) Includes an LCM charge of $1 million 5) Includes an LCM charge of $133 million

Refining & Oxyfuels Highlights and Business Drivers - 3Q10 Spreads (per Platts) Third-Quarter 2010 Results $141 million EBITDA excluding $1 million LCM charge Houston Refining Crude throughput: 261 MB/D Maya 2-1-1 spread: $16.14/bbl Increased volumes partially offset lower margins Berre Refining Crude throughput: 99 MB/D Urals 4-1-2-1 spread: $5.89/bbl Oxyfuels Improved product mix offsets seasonal reduction in margins

Technology Highlights and Business Drivers - 3Q10 Continued strong catalyst volumes Improved licensing results Year-to-Date EBITDA(R) (1), (2) $168 million Operating Income (1), (2) $100 million Brindisi, Italy Third-Quarter 2010 Results $78 million EBITDA $38 million Operating Income 1) Represents a combination of predecessor (January 1, 2010 - April 30, 2010) and successor (May 1, 2010 - September 30, 2010) periods. 2) For periods prior to May 1, 2010, operating income and EBITDAR are calculated on a current cost inventory basis. For periods beginning on May 1, 2010, and thereafter, operating income and EBITDA are calculated using the LIFO method of inventory accounting.

Third-Quarter Summary and Outlook

Third-Quarter Summary

- Continued strong business results
- Global Olefins & Polyolefins results approximately equal to second quarter results
- Continued significant cash generation
  - ~$6.1 billion liquidity
  - ~$4.8 billion cash
  - ~$2.5 billion net debt
- NYSE listing – October 14

Near-Term Outlook

- Overall positive conditions continued into October
  - Expect some seasonal decline
  - Fourth quarter typically weaker than second and third quarters
- Operating Outlook
  - French refinery and olefins facilities impacted in late October by national strikes
  - Moderate impact from fourth quarter maintenance at the Houston refinery, U.S. olefins, and U.S. propylene oxide facilities
- Continued progress towards re-establishing trade credit

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Appendix

Reconciliations of non-GAAP Financial Measures For reconciliations of non-GAAP financial measures, please see Table No. 9 of our earnings release which is available on our website, www.lyondellbasell.com/investorrelations